QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Notre Dame Street East Montréal, Québec, Canada, H2L 2R5	311 10th Street Golden, Colorado 80401
(Address of principal executive offices, including Zip Code)

(303) 279-6565 (Colorado)
(514) 521-1786 (Quebec)
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

        On May 18, 2005, Molson Coors Brewing Company (the "Company") issued a press release attached at Exhibit 99.1 hereto which is incorporated by reference herein.

        This Current Report of Form 8-K, including Exhibit 99.1 hereto, includes "forward-looking statements". Forward-looking statements are commonly identified by such terms and phrases as "would", "may", "will", "expects" or "expected to" and other terms with similar meaning indicating possible future events or actions or potential impact on the businesses or securityholders of Molson Coors Brewing Company and its subsidiaries (collectively, the "Companies"). All forward-looking statements in this press release are expressly qualified by information contained in the Company's filings with regulatory authorities, including the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those in any forward-looking statement are set forth in such filings. The Companies do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

        Exhibit 99.1 Molson Coors Brewing Company Press Release dated May 18, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
Date: May 24, 2005	/s/ ANNITA MENOGAN Name: Annita Menogan Title: Vice President, Secretary and Deputy General Counsel

Exhibit List

        Exhibit 99.1 Molson Coors Brewing Company Press Release dated May 18, 2005.

QuickLinks

  Item 8.01 Other Information.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit List